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                                                                   Exhibit 10.16


                             ALLTRISTA CORPORATION

                      EXCESS SAVINGS AND RETIREMENT PLAN



                             Effective May 1, 1997
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                             ALLTRISTA CORPORATION
                      EXCESS SAVINGS AND RETIREMENT PLAN
                         (Amended on February 1, 2001)



1.   Statement of Purpose

     The purpose of the Alltrista Corporation Excess Savings and Retirement Plan (the "Excess Plan") is to provide benefits to current and retired employees of Alltrista Corporation (the "Company") and its subsidiaries who participate in or previously participated in the Alltrista Corporation Savings and Retirement Plan (the "Underlying 401(k) Plan") and whose allocable contributions under the Underlying 401(k) Plan will be or have been limited due to the participant's compensation by one or more provisions of the Internal Revenue Code of 1986, as amended, or the regulations promulgated thereunder (the "Tax Law Restrictions").

2. Definitions (any term for which a definition is not provided shall be taken to have the same meaning as it has, or may have from time to time under the Underlying 401(k) Plan):

     2.01.  Beneficiary - "Beneficiary" means the person or persons designated
            -----------
            as such in accordance with Section 8.

     2.02.  Committee - "Committee" (also referred to as the "Executive
            ---------
            Compensation Committee") means the committee appointed by the Board of Directors that will administer the Excess Plan.

     2.03.  Declining Balance Installments - "Declining Balance Installments"
            ------------------------------
            means a series of annual payments such that each payment is determined by taking that portion of the Participant's Excess 401(k) Account in the Equity Index Account as of the Distribution Date and dividing by the number of years of distributions remaining.

     2.04.  Disability - "Disability" means the Participant is receiving
            ----------
            disability benefits under the long term disability benefit plan sponsored by the Employer.

     2.05.  Distribution Date - "Distribution Date" means the date on which the
            -----------------
            Company makes distributions from the Participant's Excess 401(k) Account.

     2.06.  Effective Date - "Effective Date" means May 1, 1997, the date on
            --------------
            which the Excess Plan commenced.

     2.07.  Eligible Employee - "Eligible Employee" means any employee of the
            -----------------
            Company whose compensation and participation in the Underlying 401(k) Plan qualifies him/her for participation in the Excess Plan.

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     2.08.  Eligible Retiree - "Eligible Retiree" means any retiree of the
            ----------------
            Company who had ten or more years of Vesting Service as of April 2, 1993 under the Ball Corporation Salary Conversion Plan and whose former participation in the Underlying 401(k) Plan and former compensation qualifies him/her for participation in the Excess Plan.

     2.09.  Employer - "Employer" means Alltrista Corporation and any subsidiary
            --------
            entity in which Alltrista Corporation holds a fifty percent (50%) or more interest, either: (i) directly as a stockholder or partner in such subsidiary entity; or (ii) indirectly as a stockholder or partner in one or more other entities which in turn are stockholders or partners in such subsidiary entity.

     2.10.  Equity Index Account - "Equity Index Account" means an investment
            --------------------
            option providing for a return based upon a hypothetical investment of the Excess 401(k) Account, or a portion thereof, in the S&P 500 Index.

     2.11.  Excess 401(k) Account - "Excess 401(k) Account" means the account
            ---------------------
            maintained by the Company for each Participant pursuant to Section
            6.

     2.12.  Executive Compensation Committee - "Executive Compensation
            --------------------------------
            Committee" (also referred to as the "Committee") means the committee appointed by the Board of Directors that will administer the Excess Plan.

     2.13.  Fixed Account - "Fixed Account" means an investment option providing
            -------------
            for a stated amount of interest to be credited to the Excess 401(k) Account, or a portion thereof, based on Moody's.

     2.14.  Initial Make-up Contribution - "Initial Make-up Contribution" means
            ----------------------------
            the amount determined by the Committee to be credited to the Participant's Excess 401(k) Account that will provide for the amount of contribution not made to the Participant's Underlying 401(k) Plan account due to associated Tax Law Restrictions for the period from Company inception through the end of 1996.

     2.15.  Investment Allocation Change Form - "Investment Allocation Change
            ---------------------------------
            Form" means the form attached to this Excess Plan and filed with the Committee by the Participant in order to request a change in the allocation of the Participant's Excess 401(k) Account between the Fixed Account and the Equity Index Account. The terms and conditions specified in the Investment Allocation Change Form are incorporated by reference herein and form a part of the Excess Plan.

     2.16.  Investment Election and Distribution Form - "Investment Election and
            -----------------------------------------
            Distribution Form" means the form attached to this Excess Plan and filed with the Committee by the Participant in order to participate in the Excess Plan. The terms and conditions specified in the Investment Election and Distribution Form are incorporated by reference herein and form a part of the Excess Plan.

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     2.17.  Make-up Contribution - "Make-up Contribution" means the amount
            --------------------
            determined by the Committee to be credited to the Participant's Excess 401(k) Account each year that will provide for the amount of contribution not made to the Participant's Underlying 401(k) Plan account due to associated Tax Law Restrictions.

     2.18.  Moody's - "Moody's" means the annual average composite yield on
            -------
            Moody's Seasoned Corporate Bond Yield Index as determined from Moody's Bond Record published by Moody's Investors Service, Inc. (or any successors thereto), or, if such yield is no longer published, a substantially similar average selected by the Company.

     2.19.  Participant - "Participant" means an Eligible Employee or Eligible
            -----------
            Retiree participating in the Excess Plan in accordance with the provisions of Section 4.

     2.20.  Related Employment - "Related Employment" means the transfer of a
            ------------------
            Participant within the Employer entities defined in Section 2.09, provided: (i) that immediately prior to such employment the Participant was an employee of the Employer or was engaged in Related Employment as herein defined; and (ii) such employment is recognized by the Committee, in its sole discretion, as Related Employment.

     2.21.  Retirement - "Retirement" means termination of the Participant's
            ----------
            employment with the Employer after attaining age 55 and after having a minimum of ten (10) Years of Vesting Service ( as defined in the Underlying 401(k) Plan).

     2.22.  S&P 500 Investment Return - "S&P 500 Investment Return" means the
            -------------------------
            return used to determine the amount of gain or loss credited to that portion of a Participant's Excess 401(k) Account in the Equity Index Account under Sections 6.5 and 6.6. The return for a year shall be determined by using a hypothetical investment in the Standard & Poor's 500 Composite Stock Index inclusive of reinvested dividends less management fees (currently 25 basis points a year, but may be changed by the Committee to no more than 50 basis points).

     2.23.  Substantially Equal Installments - "Substantially Equal
            --------------------------------
            Installments" means a series of annual payments such that equal payments over the payment periods chosen would exactly amortize the Excess 401(k) Account balance in the Fixed Account as of the final distribution date if the credited interest rate remained constant at the level credited as of the Valuation Date immediately preceding the Distribution Date for the remainder of the payment periods.

     2.24.  Termination of Employment - "Termination of Employment" means: (i)
            -------------------------
            the termination of a Participant's employment with the Employer for any reason other than Disability or Related Employment; or (ii) the termination of a Participant's Related Employment.

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     2.25.  Valuation Date - "Valuation Date" means the date on which the value
            --------------
            of a Participant's Excess 401(k) Account is determined as provided in Section 6 hereof. Unless and until changed by the Committee, the Valuation Date shall be the last day of each calendar year.

3.   Administration of the Excess Plan

     The Executive Compensation Committee, by appointment of the Board of Directors of the Company (also referred to as the "Board" or the "Board of Directors"), shall be the sole administrator of the Excess Plan. The Committee shall have full power to formulate additional details and regulations for carrying out this Excess Plan. The Committee also shall be empowered to make any and all of the determinations not authorized specifically herein that may be necessary or desirable for the effective administration of the Excess Plan. Any decision or interpretation of any provision of this Excess Plan adopted by the Committee shall be final and conclusive.

4.   Participation

     4.1.   Participation by Eligible Retirees. Participation in the Excess Plan
            -----------------------------------
            shall be available to Eligible Retirees with an Initial Make-up Contribution of $2,500 or more who elect to participate in the Excess Plan by filing an Investment Election and Distribution Form with the Committee prior to June 1, 1997. Those Eligible Retirees with an Initial Make-up Contribution of less than $2,500 will receive their Initial Make-up Contribution as soon as feasible after the Effective Date of the Excess Plan.

     4.2.   Participation by Eligible Employees.  Participation in the Excess
            ------------------------------------
            Plan shall be available to Eligible Employees who elect to participate in the Excess Plan by filing an Investment Election and Distribution Form with the Committee.

5.   Vesting of Excess 401(k) Account

     A Participant's interest in his/her Excess 401(k) Account and interest and/or investment return credited thereto shall vest immediately.

6.   Accounts and Valuations

     6.1.   Excess 401(k) Accounts. The Committee shall establish and maintain a
            ----------------------
            separate Excess 401(k) Account for each Participant. Initial Make-up Contributions from the Company shall be credited to a Participant's Excess 401(k) Account as of June 1, 1997. Make-up Contributions shall be credited to a Participant's Excess 401(k) Account on January 1 of the year following to which they relate.

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     6.2.  Investment Allocation of Excess 401(k) Account.  The Participant's
           -----------------------------------------------
           Excess 401(k) Account shall be deemed to be invested in either the Fixed Account or the Equity Index Account, or both, in accordance with the Participant's election as provided in the Investment and Distribution Election Form. In the event a Participant fails to make a timely election, the Participant's Excess 401(k) Account shall be deemed to be invested in the Fixed Account.

     6.3.  Interest Rate Credited. That portion of the Participant's Excess
           ----------------------
           401(k) Account in the Fixed Account shall be credited with interest on each Valuation Date, as provided hereinafter, at an annual rate equal to Moody's.

     6.4.  Timing of Crediting of Interest.  That portion of the Participant's
           -------------------------------
           Excess 401(k) Account in the Fixed Account shall be revalued and credited with interest as of each Valuation Date. As of each Valuation Date, the value of that portion of the Participant's Excess 401(k) Account in the Fixed Account shall consist of the balance of such Excess 401(k) Account as of the immediately preceding Valuation Date plus the amount of any additional Make-up Contribution credited to the Fixed Account and any transfers from the Equity Index Account since the preceding Valuation Date, minus the amount of all distributions from and transfers to the Equity Index Account since the preceding Valuation Date. As of each Valuation Date, interest shall be credited on that portion of the Participant's Excess 401(k) Account in the Fixed Account since the immediately preceding Valuation Date after adjustment for any additions thereto or distributions or transfers therefrom. Normal benefit distributions (under Section 7.1) from the Fixed Account made on or before February 15 of the year of payment will be considered to have been made from the account and deducted from the account balance as of January 1 of such year for the purpose of crediting interest under this Section
           6.4. Interest on Hardship Benefits distributed from the Fixed Account will be prorated to the date of distribution for the purpose of crediting interest under this Section 6.4.

     6.5.  Investment Return Credited.  That portion of the Participant's Excess
           ---------------------------
           401(k) Account in the Equity Index Account shall be credited annually with an investment return at a rate equal to the S&P 500 Investment Return.

     6.6.  Timing of Crediting of Investment Return.  That portion of the
           -----------------------------------------
           Participant's Excess 401(k) Account in the Equity Index Account shall be revalued and credited with investment return as of each Valuation Date. As of each Valuation Date, the value of that portion of the Participant's Excess 401(k) Account in the Equity Index Account shall consist of the balance of such Equity Index Account as of the immediately preceding Valuation Date, plus any Make-up Contribution credited to the Equity Index Account and any transfers from the Fixed Account since the preceding Valuation Date, minus the amount of all distributions and transfers to the Fixed Account made from such Equity Index Account since the preceding Valuation Date. As of each Valuation Date, the investment return shall be credited

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           on that portion of the Participant's Excess 401(k) Account in the
           Equity Index Account since the immediately preceding Valuation Date after adjustment for any additions thereto or distributions or transfers therefrom. Benefit distributions (under Section 7) from the Equity Index Account made on or before February 15 of the year of payment will be considered to have been made and deducted from the account balance as of January 1 of such year for the purpose of crediting investment return under this Section 6.6. The investment return on Hardship Benefits distributed from the Equity Index Account will be calculated to the date of distribution for the purpose of crediting the investment return under this Section 6.6.

     6.7.  Change of Investment Allocation by a Participant.  A Participant may
           -------------------------------------------------
           change his/ her investment allocation once a year. Any change will be effective as of January 1 of the next year if the Participant submits an Investment Allocation Change Form to the Committee by December 15 of any year.

7.   Benefits

     7.1.  Normal Benefit
           --------------

           a. A Participant's Excess 401(k) Account shall be paid to the Participant as requested in his/her Investment and Distribution Election Form, subject to the terms and conditions set forth in the Excess Plan, including the Investment and Distribution Election Form. If a Participant elects to receive payment of his/ her Excess 401(k) Account in the Fixed Account in installments, payments shall be made in Substantially Equal Installments. If a Participant elects to receive payment of his/her Excess 401(k) Account in the Equity Index Account in installments, payments shall be made in Declining Balance Installments. In the event a Participant fails to file an Investment and Distribution Election Form (or files a form that fails to specify the timing of payments), the Participant's Excess 401(k) Account shall be paid to the Participant in a lump sum in the year following Termination of Employment. Unless the Executive Compensation Committee determines otherwise, and subject to the provisions of Section 7.4. as to when payments shall commence, distribution payments, whether lump sum or installment, shall be made on or before the fifteenth (15th) day of February of each year.

           b. If a Participant dies before receiving his/her total Excess 401(k) balance, whether distributions have commenced earlier or not, his/her Beneficiary shall be entitled to the remaining account balances in accordance with the payment elections in the Election Form, except that such payments, if not already commenced, shall commence on or before February 15 next following the date of the Participant's death.

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     7.2.  Hardship Benefit.  In the event that the Executive Compensation
           ----------------
           Committee, upon written request of a Participant or Beneficiary of a deceased Participant, determines in its sole discretion, that such person has suffered an unforeseeable financial emergency, the Company shall pay to such person, from the Excess 401(k) Account of the Participant or Beneficiary, as soon as practicable following such determination, an amount necessary to meet the emergency, not in excess of the amount of the Excess 401(k) Account. The Excess 401(k) Account of the Participant shall thereafter be reduced to reflect the payment as of the date paid of a Hardship Benefit.

     7.3.  Request to Committee for Delay in Payment.  A Participant shall have
           ------------------------------------------
           no right to modify in any way the schedule for the distribution of amounts from his/her Excess 401(k) Account that he/she has specified in his/her Investment and Distribution Election Form. However, upon a written request submitted by the Participant to the Committee, the Committee may, in its sole discretion:

           . Postpone one time the date on which payment shall commence, but not beyond the year in which he/she will attain age seventy-one
              (71); and

           . At the same time, increase the number of installments to a number not to exceed fifteen (15).

           Any such request(s) must be made prior to the earlier of (a) the beginning of the year that the Participant has elected for distributions to commence, or (b) the Termination of Employment.

     7.4.  Date of Payments.  Except as otherwise provided in this Excess Plan,
           ----------------
           payments under this Excess Plan shall begin on or before the fifteenth (15th) day of February of the calendar year following receipt of notice by the Executive Compensation Committee of an event that entitles a Participant (or Beneficiary) to payments under the Excess Plan, or at such earlier date after receipt of such notice as may be determined by the Executive Compensation Committee.

     7.5.  Termination of Employment Before Retirement.  In the event that a
           --------------------------------------------
           Participant has a Termination of Employment prior to Retirement (other than by death, for which benefits and/or accounts will be paid in accordance with Section 7.1.b.), then the Participant's Excess 401(k) Account will be paid to him/her in a lump sum on or before the fifteenth (15th) day of February in the year following the year in which the Termination of Employment occurred, unless otherwise determined by the Committee. Upon written request of the Participant made within thirty (30) days following Termination of Employment, the Committee may, in its sole discretion, determine that, in lieu of a lump sum, payments shall be made to the Participant in

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           not more than five (5) Substantially Equal Installments, commencing on or before such next fifteenth (15th) day of February following the date of Termination of Employment. The interest or investment return credited to the Participant's Excess 401(k) Account on the Valuation Date next following the Termination of Employment shall be as provided in Section 6., above. If payments are to be made in installments, both Fixed and Equity Index Accounts will be combined into one amount that will be the Participant's Excess 401(k) Account going forward and the interest rate credited to the Participant's Excess 401(k) Account on all Valuation Dates subsequent to the Valuation Date next following Termination of Employment (and to be considered as the interest rate on such Valuation Date next following Termination of Employment for the sole purpose of calculating Substantially Equal Installments under Section 2.22., above) shall be limited to the daily weighted average borrowing rate paid by the Company during the then calendar year for total borrowing.

     7.6.  Taxes: Withholding.  To the extent required by law, the Company shall
           ------------------
           withhold from payments made hereunder any amount required to be withheld by the federal government, or any state or local government.

     7.7.  Liquidating Distributions.  Notwithstanding any provisions of the
           -------------------------
           Excess Plan or the Participant's Investment and Distribution Election Form to the contrary, upon written request for a Liquidating Distribution submitted by the Participant (or Beneficiary) to the Executive Compensation Committee following a Change in Control, the Company must pay to the Participant (or Beneficiary following the death of Participant) the Participant's (or Beneficiary's) Liquidating Distribution Account Balance in a lump sum as soon as practicable, but no later than 60 days, following the request.

           "Liquidating Distribution" shall mean a distribution requested by the Participant (or Beneficiary) in writing directed to the Committee and specifically referencing this section. "Liquidating Distribution Account Balance" shall mean the Participant's (or Beneficiary's) Excess 401(k) Account balance increased by interest credited or investment return credited or debited on the account to the date of distribution from the preceding Valuation Date, and decreased by a forfeiture penalty equal to six percent (6%) of the value of the Participant's Excess 401(k) Account as of the date of distribution.

           Notwithstanding any provisions of the Plan to the contrary, if a Participant requests a Liquidating Distribution within sixty (60) days following the effective date of a Change in Control, the Liquidating Distribution Account Balance shall be paid as set forth above except that the forfeiture penalty of six percent (6%) of the value of the Participant's (or Beneficiary's) Deferred Compensation Account(s) as of the date of distribution shall not be applied.

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           Notwithstanding any provisions of the Excess Plan or the
           Participant's Election Form to the contrary, if the Participant requesting the Liquidating Distribution is, at the time of the request, an active employee of the Employer, then the Participant shall, for a period of two (2) calendar years beginning with the calendar year during which the request for Liquidating Distribution is made, be ineligible to participate in the Excess Plan.

           For purposes of this Section, a "Change in Control" shall be deemed to have occurred if:

           (a) any "Person", which shall mean a "person" as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities;

           (b) at any time during any period of two consecutive years, individuals, who at the beginning of such period constitute the Board, and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this Section) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

           (c) the shareholders of the Company approved a merger or consolidation of the Company with any other company, other than
                (i) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50 percent of the combined voting power of the voting securities of the Company, or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquired 50 percent or more of the combined voting power of the Company's then outstanding securities; or

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           (d)  the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

8.   Beneficiary Designation

     A Participant shall have the right at any time, and from time to time, to designate and/or change or cancel any person, persons, or entity as his/her Beneficiary or Beneficiaries (both principal and contingent) to whom payment under this Excess Plan shall be paid in the event of his/ her death prior to complete distribution to Participant of the benefits due him/her under the Excess Plan. Each beneficiary change or cancellation shall become effective only when filed in writing with the Executive Compensation Committee during the Participant's lifetime on a form provided by the Committee.

     The filing of a new Beneficiary designation form will cancel any Beneficiary designation previously filed. Any finalized divorce of a Participant subsequent to the date of filing of a Beneficiary designation form shall revoke such designation if it was for the spouse Participant subsequently divorced. The spouse of a married Participant domiciled in a community property jurisdiction shall be required to join in any designation of Beneficiary or Beneficiaries other than the spouse in order for the Beneficiary designation to be effective.

     If a Participant fails to designate a Beneficiary as provided above, or if his/her beneficiary designation is revoked by divorce, or otherwise, without execution of a new designation, or if all designated Beneficiaries predecease the Participant, then the distribution of such benefits shall be made in a lump sum to the Participant's estate.

     If any installment distribution has commenced to a Beneficiary and the Beneficiary dies before receiving all installments, any remaining installments shall be paid in a lump sum to the estate of the Beneficiary.

9.   Amendment and Termination of Excess Plan

     9.1.  Amendment.  The Board of Directors at any time may amend the Excess
           ---------
           Plan in whole or in part, provided, however, that no amendment shall be effective to reduce the value of any Participant's Excess 401(k) Account or to affect the Participant's vested right therein, and, except as provided in 9.2. or 9.3., no amendment shall be effective to decrease the future benefits under the Excess Plan payable to any Participant or Beneficiary with respect to any Make-up Contribution that was made prior to the date of the amendment. Written notice of any amendments shall be given promptly to each Participant.

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     9.2.   Termination of Excess Plan
            --------------------------

            a.   Company's Right to Terminate. The Board of Directors at any
                 ----------------------------
                 time may terminate the Excess Plan as to prospective contributions and credits of interest or investment return, if it determines in good faith that the economic acceptability of the Excess Plan has been impaired substantially and that the resulting cost to the Company is substantially and unacceptably greater than the cost anticipated at the Effective Date. No such termination of the Excess Plan shall reduce the balance in a Participant's Excess 401(k) Account or affect the Participant's vested right therein.

            b.   Payments Upon Termination of Excess Plan.  Upon termination of
                 ----------------------------------------
                 the Excess Plan under this Section 9.2., Make-up Contributions for an additional year shall not be made under the Excess Plan. With respect to then-existing Excess 401(k) Accounts, the Company will, depending upon the Participant's election at that time: (i) pay to the Participant, in a lump sum, the value of each of his/her Excess 401(k) Accounts; (ii) continue to invest the contributions under the Excess Plan, but with only the Fixed Account option and with the interest rate credited on all future Valuation Dates to be equal to the daily average of the best interest rate available to the Company during the then calendar year for short-term borrowings; or (iii) make such other arrangement as the Committee determines appropriate.

     9.3.   Successors and Mergers, Consolidations or Change in Control. The
            -----------------------------------------------------------
            terms and conditions of this Excess Plan and Investment and Distribution Election Form shall inure to the benefit of and bind the Company, the Participants, their successors, assigns, and personal representatives. If substantially all of the stock or assets of the Company are acquired by another corporation or entity, or if the Company is merged into, or consolidated with, another corporation or entity, then the obligations created hereunder shall be obligations of the acquirer or successor corporation or entity.

10.  Miscellaneous

     10.1.  Unsecured General Creditor.  Participants and their beneficiaries,
            --------------------------
            heirs, successors and assigns shall have no legal or equitable rights, interests, or other claims in any property or assets of the Company. The Company's obligation under the Excess Plan shall be that of an unfunded and unsecured promise to pay money in the future.

     10.2.  Obligations to the Employer.  If a Participant becomes entitled to a
            ---------------------------
            distribution of benefits under the Excess Plan, and if at such time the Participant has outstanding any debt, obligation, or other liability representing an amount owed to the

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            Employer, then the Company may offset such amounts owing it or an affiliate against the amount of benefits otherwise distributable. Such determination shall be made by the Committee.

     10.3.  Non-Assignability.  Neither a Participant nor any other person shall
            -----------------
            have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage, or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, that are, and all rights to which are expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

     10.4.  Employment or Future Eligibility to Participant Not Guaranteed.
            --------------------------------------------------------------
            Nothing contained in this Excess Plan, nor any action taken hereunder, shall be construed as a contract of employment or as giving an Eligible Employee any right to be retained in the employ of the Employer.

     10.5.  Gender Singular and Plural.  All pronouns and any variations
            --------------------------
            thereof shall be deemed to refer to the masculine, feminine, or neuter, as the identity of the person or persons may require. As the context may require, the singular may be read as the plural and the plural as the singular.

     10.6.  Captions.  The captions to the articles, sections, and paragraphs of
            --------
            this Excess Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

     10.7.  Applicable Law.  This Excess Plan shall be governed and construed in
            --------------
            accordance with the laws of the State of Indiana.

     10.8.  Validity.  In the event any provision of this Excess Plan is held
            --------
            invalid, void, or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of this Excess Plan.

     10.9.  Notice.  Any notice or filing required or permitted to be given to
            ------
            the Executive Compensation Committee shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the principal office of the Company, directed to the attention of the President of the Company. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

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